UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2025

ISQ Open Infrastructure Company LLC

(Exact name of registrant as specified in its charter)

Delaware	000-56735	33-2876284
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Brickell Avenue, PH, Miami, FL	33131
(Address of principal executive offices)	(Zip Code)

(786) 693-5739

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

On October 1, 2025, the Company issued and sold the following unregistered shares of the Company to investors for cash:

Type	Number of Shares Sold*	Aggregate Consideration*
Series I
F-STE Shares	19,600	$490,000
F-DTE Shares	400,000	10,000,000
F-ITE Shares	19,720	493,000
F-JTE Shares	173,760	4,344,000
Series II
F-S Shares	200,600	5,015,000
F-I Shares	142,160	3,554,000
F-J Shares	1,961,400	49,035,000
E Shares	300,000	7,500,000

*	Share and dollar amounts rounded to the nearest whole number.

The Company issued such shares for total aggregate consideration of $80,431,000 (the “Proceeds”). The offer and sale of the shares above were exempt from the registration provisions of the Securities Act of 1933, as amended, by virtue of Section 4(a)(2), including Regulation D (for sales to accredited investors) and/or Regulation S (for sales to non-U.S. investors outside of the United States) thereunder.

Item 8.01 Other Events.

On October 2, 2025 and October 3, 2025, the Company acquired a seed portfolio for $80,653,445.00 composed of (i) an equity investment in the transportation and logistics sector in National Express LLC, a provider of student and transit bus services across the United States, (ii) an equity investment in the power and utilities sector in Matterhorn Express Pipeline, LLC, a newly-constructed intrastate natural gas pipeline transporting natural gas from the Permian Basin to the Katy area near Houston, Texas, (iii) an equity investment in the digital infrastructure sector in Ezee Fiber Texas, LLC, a fiber-to-the-home (FTTH) business operating in the suburbs of Houston, Texas, (iv) a credit investment in the digital infrastructure sector in Substantial HoldCo Limited, a holding company comprised of fiber optic service providers servicing residential and commercial properties across different regions of the United Kingdom, and (v) a credit investment in the power and utilities sector in Pelican Power LLC, an owner of thermal power generation plants in Louisiana and Texas.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ISQ OPEN INFRASTRUCTURE COMPANY LLC

By:	/s/ Starr Frohlich
Name:	Starr Frohlich
Title:	Principal Financial Officer

Date: October 3, 2025

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